UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31
Date of reporting period: January 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET

SMASh SERIES EC FUND

FORM NQ

JANUARY 31, 2010

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited)	January 31, 2010

Face
Amount†	Security	Value

CORPORATE BONDS & NOTES — 73.0%
CONSUMER DISCRETIONARY — 12.6%
Auto Components — 0.7%
212,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (a)(b)	$224,190
	Visteon Corp., Senior Notes:
17,000	8.250% due 8/1/10 (c)	7,863
58,000	12.250% due 12/31/16 (a)(c)	46,110

	Total Auto Components	278,163

Automobiles — 1.0%
1,330,000	Motors Liquidation Co., Senior Notes, 8.375% due 7/15/33 (c)	379,050

Hotels, Restaurants & Leisure — 3.9%
	El Pollo Loco Inc.:
190,000	Senior Notes, 11.750% due 11/15/13	177,650
25,000	Senior Secured Notes, 11.750% due 12/1/12	26,188
	Harrah’s Operating Co. Inc.:
190,000	Senior Notes, 10.750% due 2/1/16	158,175
300,000	Senior Secured Notes, 11.250% due 6/1/17	320,250
60,000	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15 (a)	64,500
	MGM MIRAGE Inc.:
105,000	Senior Notes, 11.375% due 3/1/18 (a)	99,750
	Senior Secured Notes:
85,000	10.375% due 5/15/14 (a)	93,712
205,000	11.125% due 11/15/17 (a)	231,650
90,000	Mohegan Tribal Gaming Authority, Senior Secured Notes,
	11.500% due 11/1/17 (a)	94,950
90,000	NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16 (a)	95,850
50,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	41,250
	Station Casinos Inc., Senior Notes:
100,000	6.000% due 4/1/12 (c)(d)	17,500
260,000	7.750% due 8/15/16 (c)(d)	47,450

	Total Hotels, Restaurants & Leisure	1,468,875

Household Durables — 0.2%
86,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes,
	9.750% due 9/1/12 (d)	83,850

Media — 5.2%
	Affinion Group Inc.:
50,000	Senior Notes, 10.125% due 10/15/13	51,063
	Senior Subordinated Notes:
215,000	10.125% due 10/15/13	219,569
160,000	11.500% due 10/15/15	166,400
125,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	121,562
300,000	CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	313,500
40,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes,
	8.500% due 8/15/10 (c)	50,800
	DISH DBS Corp., Senior Notes:
150,000	7.750% due 5/31/15	155,250
525,000	7.875% due 9/1/19	544,687
85,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17 (c)	8,925
50,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18 (a)	53,125
	Virgin Media Finance PLC:
130,000	Senior Bonds, 9.500% due 8/15/16	138,450
170,000	Senior Notes, 9.125% due 8/15/16	177,650

	Total Media	2,000,981

Multiline Retail — 0.4%
29,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	31,936

See Notes to Schedule of Investments.

1

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount†	Security	Value

Multiline Retail — 0.4% (continued)
150,000	Neiman Marcus Group Inc., Senior Secured Notes, 7.125% due 6/1/28	$129,750

	Total Multiline Retail	161,686

Specialty Retail — 0.7%
213,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14 (a)	156,555
110,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	111,650

	Total Specialty Retail	268,205

Textiles, Apparel & Luxury Goods — 0.5%
165,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	185,625

	TOTAL CONSUMER DISCRETIONARY	4,826,435

CONSUMER STAPLES — 0.9%
Beverages — 0.2%
80,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	86,000

Food Products — 0.2%
50,000	Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16 (a)	52,000

Household Products — 0.2%
85,000	Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC,
	Senior Secured Notes, 7.750% due 10/15/16 (a)	86,063

Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:
60,000	10.000% due 7/15/16 (a)	63,900
50,000	10.000% due 7/15/16 (a)	53,250

	Total Tobacco	117,150

	TOTAL CONSUMER STAPLES	341,213

ENERGY — 8.5%
Energy Equipment & Services — 0.8%
150,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	149,250
85,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17 (a)	87,975
50,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	50,250

	Total Energy Equipment & Services	287,475

Oil, Gas & Consumable Fuels — 7.7%
215,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	207,475
100,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	110,000
	Chesapeake Energy Corp., Senior Notes:
150,000	6.875% due 1/15/16	148,500
325,000	6.250% due 1/15/18	309,562
155,000	7.250% due 12/15/18	155,000
	El Paso Corp.:
50,000	Senior Notes, 8.250% due 2/15/16	54,125
520,000	Senior Subordinated Notes, 7.000% due 6/15/17	534,251
80,000	Enterprise Products Operating LLP, Junior Subordinated Notes,
	8.375% due 8/1/66 (e)	79,598
75,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	75,563
70,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (a)	63,175
	Plains Exploration & Production Co., Senior Notes:
95,000	10.000% due 3/1/16	105,925
60,000	8.625% due 10/15/19	63,600
125,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	144,688
245,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16 (a)	261,537
170,000	Teekay Corp., Senior Notes, 8.500% due 1/15/20	173,400
50,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	50,750
	Williams Cos. Inc.:
331,000	Debentures, 7.500% due 1/15/31	375,457

See Notes to Schedule of Investments.

2

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount†	Security	Value

Oil, Gas & Consumable Fuels — 7.7% (continued)
38,000	Senior Notes, 8.750% due 3/15/32	$47,518

	Total Oil, Gas & Consumable Fuels	2,960,124

	TOTAL ENERGY	3,247,599

FINANCIALS — 15.0%
Commercial Banks — 2.1%
350,000	Barclays Bank PLC, Senior Notes, 5.000% due 9/22/16	360,295
470,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(e)	439,329

	Total Commercial Banks	799,624

Consumer Finance — 11.3%
	Ford Motor Credit Co., Senior Notes:
1,000,000	9.750% due 9/15/10	1,031,935
330,000	9.875% due 8/10/11	345,373
150,000	8.000% due 12/15/16	151,086
1,000,000	Ford Motor Credit Co., LLC, Senior Notes, 12.000% due 5/15/15	1,149,515
	GMAC Inc.:
	Senior Notes:
126,000	6.000% due 4/1/11	125,370
379,000	6.875% due 9/15/11	380,895
405,000	6.000% due 12/15/11	401,456
126,000	6.625% due 5/15/12	126,315
6,000	7.500% due 12/31/13	6,030
378,000	8.000% due 11/1/31	365,715
7,000	Subordinated Notes, 8.000% due 12/31/18	6,685
260,000	SLM Corp., Senior Notes, 0.409% due 7/26/10 (e)	255,758

	Total Consumer Finance	4,346,133

Diversified Financial Services — 1.2%
50,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12 (a)	50,250
80,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	66,000
54,000	El Paso Performance-Linked Trust Certificates, Senior Notes,
	7.750% due 7/15/11 (a)	56,489
50,000	Leucadia National Corp., Senior Notes, 7.125% due 3/15/17	49,500
100,000	UPC Germany GmbH, Senior Secured Bonds, 8.125% due 12/1/17 (a)	101,500
120,000	Vanguard Health Holdings Co., II LLC, Senior Notes, 8.000% due 2/1/18 (a)	117,750

	Total Diversified Financial Services	441,489

Real Estate Management & Development — 0.4%
170,000	Realogy Corp., Senior Notes, 10.500% due 4/15/14	145,350

	TOTAL FINANCIALS	5,732,596

HEALTH CARE — 4.1%
Biotechnology — 0.1%
50,000	Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16 (a)	51,250

Health Care Providers & Services — 4.0%
	HCA Inc.:
10,000	Debentures, 7.500% due 11/15/95	8,063
200,000	Notes, 6.375% due 1/15/15	185,500
	Senior Secured Notes:
50,000	9.125% due 11/15/14	52,250
27,000	9.250% due 11/15/16	28,553
153,000	9.625% due 11/15/16 (b)	162,562
	Tenet Healthcare Corp.:
	Senior Notes:
580,000	7.375% due 2/1/13	578,550
40,000	9.000% due 5/1/15 (a)	42,400

See Notes to Schedule of Investments.

3

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount†	Security	Value

Health Care Providers & Services — 4.0% (continued)
73,000	Senior Secured Notes, 8.875% due 7/1/19 (a)	$78,110
187,000	US Oncology Holdings Inc., Senior Notes, 6.428% due 3/15/12 (b)(e)	177,650
210,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17	221,550

	Total Health Care Providers & Services	1,535,188

	TOTAL HEALTH CARE	1,586,438

INDUSTRIALS — 6.0%
Aerospace & Defense — 0.9%
199,143	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (b)	119,984
225,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	228,375

	Total Aerospace & Defense	348,359

Airlines — 0.5%
120,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	110,700
	Delta Air Lines Inc., Senior Secured Notes:
45,000	9.500% due 9/15/14 (a)	47,137
50,000	12.250% due 3/15/15 (a)	52,000

	Total Airlines	209,837

Commercial Services & Supplies — 1.7%
120,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15 (a)	132,000
60,000	Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (a)	56,550
160,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes,
	9.500% due 2/15/13	162,800
	RSC Equipment Rental Inc.:
80,000	Senior Notes, 9.500% due 12/1/14	81,400
210,000	Senior Secured Notes, 10.000% due 7/15/17 (a)	229,425

	Total Commercial Services & Supplies	662,175

Marine — 0.3%
110,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14 (a)	116,050

Road & Rail — 2.3%
400,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16	469,500
369,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	392,985

	Total Road & Rail	862,485

Trading Companies & Distributors — 0.3%
40,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	40,500
90,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(d)	67,725

	Total Trading Companies & Distributors	108,225

	TOTAL INDUSTRIALS	2,307,131

INFORMATION TECHNOLOGY — 1.7%
IT Services — 1.6%
640,000	GXS Worldwide Inc., Senior Secured Notes, 9.750% due 6/15/15 (a)	624,000

Semiconductors & Semiconductor Equipment — 0.1%
25,000	Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17 (a)	25,250

	TOTAL INFORMATION TECHNOLOGY	649,250

MATERIALS — 5.7%
Chemicals — 0.1%
50,000	Terra Capital Inc., Senior Notes, 7.750% due 11/1/19 (a)	52,250

Construction Materials — 0.2%
65,000	Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14 (a)	68,575

Metals & Mining — 4.3%
240,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	261,354
260,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	269,100
110,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	104,775
100,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	104,250

See Notes to Schedule of Investments.

4

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount†	Security	Value

Metals & Mining — 4.3% (continued)
	Steel Dynamics Inc., Senior Notes:
105,000	7.375% due 11/1/12	$107,887
35,000	7.750% due 4/15/16	35,963
	Teck Resources Ltd., Senior Secured Notes:
75,000	9.750% due 5/15/14	86,063
70,000	10.250% due 5/15/16	80,325
130,000	10.750% due 5/15/19	153,725
420,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)	448,350

	Total Metals & Mining	1,651,792

Paper & Forest Products — 1.1%
120,042	Abitibi-Consolidated Co. of Canada, Senior Secured Notes,
	13.750% due 4/1/11 (a)(c)	123,643
310,000	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14	301,475

	Total Paper & Forest Products	425,118

	TOTAL MATERIALS	2,197,735

TELECOMMUNICATION SERVICES — 7.2%
Diversified Telecommunication Services — 4.4%
90,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17 (a)	97,425
90,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes,
	12.500% due 5/1/15 (c)(d)	9
65,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	69,387
1,000,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	1,025,000
25,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	26,500
75,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	80,250
225,000	Qwest Communications International Inc., 7.250% due 2/15/11	225,000
10,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19 (a)	10,550
110,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	119,075
30,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	30,938

	Total Diversified Telecommunication Services	1,684,134

Wireless Telecommunication Services — 2.8%
100,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (a)(b)(d)	119,954
200,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	202,250
970,000	Sprint Capital Corp., Senior Notes, 6.875% due 11/15/28	766,300

	Total Wireless Telecommunication Services	1,088,504

	TOTAL TELECOMMUNICATION SERVICES	2,772,638

UTILITIES — 11.3%
Electric Utilities — 0.2%
50,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	50,875

Gas Utilities — 0.3%
120,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes,
	6.875% due 12/15/13	121,200

Independent Power Producers & Energy Traders — 10.8%
	AES Corp., Senior Notes:
697,000	7.750% due 3/1/14	702,227
80,000	7.750% due 10/15/15	80,600
900,000	8.000% due 6/1/20	906,750
80,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	64,400
100,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	99,000
	Edison Mission Energy, Senior Notes:
60,000	7.750% due 6/15/16	51,900
20,000	7.200% due 5/15/19	15,600
190,000	7.625% due 5/15/27	140,600
	Energy Future Holdings Corp., Senior Notes:

See Notes to Schedule of Investments.

5

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Face
Amount†		Security	Value

Independent Power Producers & Energy Traders — 10.8% (continued)
10,000		10.875% due 11/1/17	$7,950
2,247,200		11.250% due 11/1/17 (b)	1,662,928
165,630		Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	178,052
		NRG Energy Inc., Senior Notes:
60,000		7.250% due 2/1/14	60,375
40,000		7.375% due 2/1/16	39,900
100,000		7.375% due 1/15/17	99,625
		TXU Corp., Senior Notes:
30,000		6.500% due 11/15/24	16,119
35,000		6.550% due 11/15/34	18,555

		Total Independent Power Producers & Energy Traders	4,144,581

		TOTAL UTILITIES	4,316,656

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $28,078,993)	27,977,691

COLLATERALIZED SENIOR LOANS — 6.3%
CONSUMER DISCRETIONARY — 2.3%
Media — 2.3%
490,000		Charter Communications Operating LLC, Term Loan B, 2.260% due 2/26/10 (f)(g)	457,095
500,000		Univision Communications Inc., Term Loan B, 2.501% due 3/31/10 (f)(g)	436,750

		TOTAL CONSUMER DISCRETIONARY	893,845

HEALTH CARE — 2.2%
Health Care Providers & Services — 2.2%
		Community Health Systems Inc.:
22,950		Delayed Draw Term Loan, 2.506% due 2/26/10 (f)(g)	21,722
467,141		Term Loan B, 2.506% due 2/26/10 (f)(g)	442,148
376,770		HCA Inc., Term Loan B, 2.501% due 3/31/10 (f)(g)	358,873

		TOTAL HEALTH CARE	822,743

INFORMATION TECHNOLOGY — 0.8%
IT Services — 0.8%
361,675		First Data Corp., Term Loan B2, 2.999% - 3.001% due 3/31/10 (f)(g)	313,577

MATERIALS — 1.0%
Paper & Forest Products — 1.0%
386,825		Georgia-Pacific Corp., Term Loan B1, 2.251% - 3.506% due 3/31/10 (f)(g)	379,911

		TOTAL COLLATERALIZED SENIOR LOANS
		(Cost — $2,307,769)	2,410,076

SOVEREIGN BONDS — 8.2%
Brazil — 5.6%
		Brazil Nota do Tesouro Nacional, Notes:
252,000	BRL	10.000% due 7/1/10	134,022
3,699,000	BRL	10.000% due 1/1/12	1,903,323
225,000	BRL	10.000% due 1/1/17	102,905

		Total Brazil	2,140,250

Greece — 2.6%
750,000	EUR	Hellenic Republic Government Bond, Bonds, 6.100% due 8/20/15	1,014,601

		TOTAL SOVEREIGN BONDS
		(Cost — $3,356,345)	3,154,851

U.S. GOVERNMENT & AGENCY OBLIGATION — 0.9%
U.S. Government Obligation — 0.9%
340,000		U.S. Treasury Notes, 2.250% due 1/31/15
		(Cost - $338,080)	338,512

See Notes to Schedule of Investments.

6

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

Shares	Security	Value

COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
335	SuperMedia Inc. *	$12,177

MATERIALS — 0.2%
Chemicals — 0.2%
3,837	Georgia Gulf Corp. *	58,898

	TOTAL COMMON STOCKS (Cost — $414,537)	71,075

CONVERTIBLE PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
600	Motors Liquidation Co. *	3,757

FINANCIALS — 0.3%
Diversified Financial Services — 0.3%
1,300	Citigroup Inc., 7.500% due 12/15/12 *	135,902

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $145,000)	139,659

PREFERRED STOCK — 0.7%
FINANCIALS — 0.7%
Consumer Finance — 0.7%
362	GMAC Inc., 7.000% (a) (Cost - $93,114)	258,739

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $34,733,838)	34,350,603

Face
Amount†

SHORT-TERM INVESTMENTS — 10.9%
U.S. Government Agencies — 0.5%
	Federal National Mortgage Association (FNMA), Discount Notes:
82,000	0.321% due 2/1/10 (h)(i)	82,000
90,000	0.180% due 8/23/10 (h)(i)	89,919

	Total U.S. Government Agencies (Cost — $171,908)	171,919

U.S. Government Obligation — 1.8%
700,000	U.S. Treasury Bills, 0.155% due 4/29/10 (h) (Cost - $699,738)	699,890

Repurchase Agreement — 8.6%
3,300,000	Morgan Stanley tri-party repurchase agreement dated 1/29/10, 0.060% due 2/1/10; Proceeds at maturity - $3,300,017; (Fully collateralized by U.S. government agency obligation, 3.125% due 9/29/14; Market value - $3,366,600) (Cost - $3,300,000)	3,300,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,171,646)	4,171,809

	TOTAL INVESTMENTS — 100.5% (Cost — $38,905,484#)	38,522,412
	Liabilities in Excess of Other Assets — (0.5)%	(208,431)

	TOTAL NET ASSETS — 100.0%	$38,313,981

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Schedule of Investments.

Legg Mason Western Asset SMASh Series EC Fund

Schedule of Investments (unaudited) (continued)	January 31, 2010

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of January 31, 2010.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2010.
(f)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	The maturity date shown represents the last in range of maturity dates.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL - Brazilian Real

EUR - Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each such affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Long-term investments†:
Corporate bonds & notes	—	$27,977,691	—	$27,977,691
Collateralized senior loans	—	2,410,076	—	2,410,076
Sovereign Bonds	—	3,154,851	—	3,154,851
U.S. government & agency obligations	—	338,512	—	338,512
Common stocks	$71,075	—	—	71,075
Convertible preferred stocks	135,902	3,757	—	139,659
Preferred stocks	—	258,739	—	258,739

Total long-term investments	$206,977	$34,143,626	—	$34,350,603

Short-term investments†	—	4,171,809	—	4,171,809

Total investments	$206,977	$38,315,435	—	$38,522,412

Other financial instruments:
Futures contracts	$(6,036)	—	—	$(6,036)
Forward foreign currency contracts	—	$34,176	—	34,176
Credit default swaps on credit indicies - sell protection‡	—	(137,497)	—	(137,497)

Total other financial instruments	$(6,036)	$(103,321)	—	$(109,357)

Total	$200,941	$38,212,114	—	$38,413,055

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(g) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,246,888
Gross unrealized depreciation	(2,629,960)
Net unrealized depreciation	$(383,072)

At January 31, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	35	3/10	$4,082,536	$4,076,133	$(6,403)
U.S. Treasury 10-Year Notes	115	3/10	13,552,655	13,587,969	35,314
					$28,911
Contracts to Sell:
U.S. Treasury 30-Year Bonds	27	3/10	$3,172,990	$3,207,937	$(34,947)
Net unrealized loss on open futures contracts					$(6,036)

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2010, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX North America Crossover Index)	$348,000	6/20/12	2.750% quarterly	$(5,561)	$(10,531)	$4,970
Barclay’s Capital Inc. (CDX North America Crossover Index)	522,000	6/20/12	2.750% quarterly	(8,342)	(18,128)	9,786
Barclay’s Capital Inc. (CDX North America Crossover Index)	5,160,000	12/20/12	3.750% quarterly	(38,780)	(240,787)	202,007
Barclay’s Capital Inc. (CDX North America Crossover Index)	783,000	6/20/12	2.750% quarterly	(12,513)	—	(12,513)
Barclay’s Capital Inc. (CDX North America Crossover Index)	4,800,000	12/20/12	2.250% quarterly	(72,301)	(229,358)	157,057
Total	$11,613,000			$(137,497)	$(498,804)	$361,307

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡ Percentage shown is an annual percentage rate.

At January 31, 2010, the Fund had the following open forward foreign currency contracts:

	Local	Market	Settlement	Unrealized
Foreign Currency	Currency	Value	Date	Gain (Loss)
Contracts to Buy:
British Pound	181,000	$289,775	2/17/10	$(11,129)
British Pound	98,779	158,141	2/17/10	338
Euro	29,045	40,318	2/17/10	(2,769)
Euro	149,875	208,048	2/17/10	(7,353)
				(20,913)
Contracts to Sell:
British Pound	185,001	296,181	2/17/10	12,290
Euro	229,010	317,900	2/17/10	22,377
Euro	144,207	200,181	2/17/10	13,877
Euro	745,043	1,034,229	2/17/10	6,545
				55,089
Net unrealized gain on open forward foreign currency contracts				$34,176

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2010.

			Forward Foreign Currency
	Futures Contracts		Contracts
Primary Underlying Risk	Unrealized	Unrealized	Unrealized	Unrealized	Swap Contracts,
Disclosure	Appreciation	Depreciation	Appreciation	Depreciation	At Value	Total
Interest Rate Contracts	$35,314	$(41,350)	—	—	—	$(6,036)
Foreign Exchange Contracts	—	—	$55,427	$(21,251)	—	34,176
Credit Contracts	—	—	—	—	$(137,497)	(137,497)
Total	$35,314	$(41,350)	$55,427	$(21,251)	$(137,497)	$(109,357)

During the period ended January 31, 2010, Fund had average market values of $23,422,572, $921,032, $524,947 and $1,381,206 in futures contracts (to buy), futures contracts (to sell), forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, and an average notional balance of $11,733,000 in credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 23, 2010

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer

Date: March 23, 2010